SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2004-AR1

On August 25, 2004, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2004, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2004-AR1 relating to the distribution date of August 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2004


                                       FH


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  AT
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2004


                             Payment Date: 08/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        18,754,583.75    4.270807%        26,967.14     66,747.67       93,714.82       0.00       0.00
                        2A1        73,493,902.85    4.931702%     2,164,629.28    302,041.68    2,466,670.96       0.00       0.00
Residual                2AR                 0.00    4.931702%             0.00          0.00            0.00       0.00       0.00
                        2RL                 0.00    4.931702%             0.00          0.00            0.00       0.00       0.00
                        3A1        29,415,357.79    5.132795%        35,026.73    125,819.18      160,845.91       0.00       0.00
                        3A2         1,548,733.76    5.132795%         1,844.18      6,624.44        8,468.62       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,553,487.64    4.882120%         2,040.01     10,388.70       12,428.71       0.00       0.00
                        B2          1,144,838.51    4.882120%           914.62      4,657.70        5,572.32       0.00       0.00
                        B3            617,217.29    4.882120%           493.10      2,511.11        3,004.21       0.00       0.00
                        B4            616,221.77    4.882120%           492.31      2,507.06        2,999.36       0.00       0.00
                        B5            441,011.71    4.882120%           352.33      1,794.23        2,146.56       0.00       0.00
                        B6            264,317.58    4.882120%           211.16      1,075.36        1,286.52       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        128,849,672.65     -            2,232,970.87    524,167.12    2,757,137.99     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        18,727,616.61              0.00
                                2A1        71,329,273.57              0.00
Residual                        2AR                 0.00              0.00
                                2RL                 0.00              0.00
                                3A1        29,380,331.05              0.00
                                3A2         1,546,889.58              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,551,447.63              0.00
                                B2          1,143,923.89              0.00
                                B3            616,724.18              0.00
                                B4            615,729.47              0.00
                                B5            440,659.38              0.00
                                B6            264,106.42              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        126,616,701.79     -
--------------------------------------------------------------------------------

                             Payment Date: 08/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    18,754,583.75     4.270807% 32051DV33     1.026850      2.541607    713.107022
                           2A1    73,493,902.85     4.931702% 32051DV41    21.402730      2.986431    705.266800
Residual                   2AR             0.00     4.931702% 32051DV58     0.000000      0.000000      0.000000
                           2RL             0.00     4.931702% 32051DV66     0.000000      0.000000      0.000000
                           3A1    29,415,357.79     5.132795% 32051DV74     0.840171      3.017970    704.733295
                           3A2     1,548,733.76     5.132795% 32051DV82     0.840171      3.017970    704.733295
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,553,487.64     4.882120% 32051DV90     0.795326      4.050174    994.716426
                           B2      1,144,838.51     4.882120% 32051DW24     0.795326      4.050174    994.716426
                           B3        617,217.29     4.882120% 32051DW32     0.795326      4.050174    994.716426
                           B4        616,221.77     4.882120% 32051DW40     0.795326      4.050174    994.716426
                           B5        441,011.71     4.882120% 32051DW57     0.795326      4.050174    994.716426
                           B6        264,317.58     4.882120% 32051DW65     0.795314      4.050174    994.716485
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     128,849,672.65       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        19,588,099.02    74,661,012.27    32,367,590.48
Loan count                     39              143               64
Avg loan rate           4.551807%        5.193702%        5.387795%
Prepay amount            1,493.53     2,125,932.46         2,985.23

                          Total
                          -----
Prin balance       126,616,701.77
Loan count                    246
Avg loan rate                5.14
Prepay amount        2,130,411.22

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         3,988.63        15,621.57         6,589.23
Sub servicer fees          506.75           768.27           135.03
Trustee fees                98.08           384.14           162.03


Agg advances                  N/A              N/A              N/A
Adv this period          3,341.91         5,911.53             0.00

                          Total
                          -----
Master serv fees        26,199.43
Sub servicer fees        1,410.05
Trustee fees               644.25


Agg advances                  N/A
Adv this period          9,253.44

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.628403%           100.000000%            123,212,578.15
   -----------------------------------------------------------------------------
   Junior            4.371597%             0.000000%              5,632,590.97
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,793,604.97
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,793,604.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            2,757,137.99          2,757,137.99
Principal remittance amount            2,232,970.87          2,232,970.87
Interest remittance amount               524,167.12            524,167.12